SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities
          Exchange Act of 1934

     Date of Report (Date of earliest event reported):  April 19, 1994

                              SUMMIT HEALTH LTD.
            (Exact name of registrant as specified in its charter)

            California               0-11479         95-3154694
   (State of other jurisdiction    (Commission      (IRS Employer
         of incorporation)         File Number)    Identification No.)

          2600 W. Magnolia Blvd., Burbank, CA          91507-2100
     (Address of principal executive offices)          (Zip Code)

          Registrant's telephone number, including area code:
          (818) 2841-84750
          ---------------------------------------------------------
          Former name or former address, if changed since last report; No change


               Item 1.   Changes in Control of Registrant

                      and

               Item 5.   Other Events

               At a special meeting of stockholders of Summit Health Ltd. (the "Company"), held on April 19, 1994, the stockholders of the Company approved the acquisition by OrNda HealthCorp ("OrNda") of the Company by means of a merger of a wholly owned subsidiary of OrNda with and into the Company (the "Merger"). The Merger was effective on April 19, 1994. As a result of the Merger, the holders of the outstanding shares of the Company's common stock, no par value per share (the "Common Stock"), will receive 0.2157 of a share of OrNda Common Stock and $5.50 in cash for each share of Common Stock.

               The Company incorporates by reference into the Current Report on Form 8-K the additional information about the Merger set forth in copies of the two joint press releases of the Company, OrNda and American Healthcare Management, Inc. ("AHM"), each dated April 19, 1994, copies of which are attached as Exhibits 99.1 and
          99.2 hereto.

               Certain additional information about the Merger which is required by Item 1 of this Current Report on Form 8-K is incorporated by reference from the information set forth in the Proxy Statement/Prospectus dated March 14, 1994, of the Company, OrNda and AHM.

               Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

               (c)    Exhibits

               20 Proxy Statement/Prospectus of the Company, OrNda and AHM, dated as of March 14, 1994, incorporated by reference to the definitive proxy materials of the Company filed with the Commission on March 17, 1994.

               99.1 Joint Press Release of the Company, OrNda and AHM dated April 19, 1994 (announcing stockholder approval of the Merger).

               99.2 Joint Press Release of OrNda, the Company and AHM dated April 19, 1994 (announcing consummation of the Merger).



               Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUMMIT HEALTH LTD.

                                        By: /s/ Ronald P. Soltman

                                        Name: Ronald P. Soltman
                                       Title: Sr. Vice President
                                               and General Counsel

       Date:  04/26/94


                                EXHIBIT INDEX

          EXHIBIT NO.                   DESCRIPTION



          20 Proxy Statement/Prospectus of the Company, OrNda and AHM, dated as of March 14, 1994, incorporated by reference to the definitive proxy materials of the Company filed with the Commission on March 16, 1994.

          99.1 Joint Press Release of the Company, OrNda and
               AHM dated April 19, 1994 (announcing stockholder approval of the Merger).

          99.2 Joint Press Release of OrNda, the Company and
               AHM dated April 19, 1994 (announcing
               consummation of the Merger).